Exhibit 10.1
AMENDMENT NO. 2
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
          This AMENDMENT NO. 2 to FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of May 28, 2009, is entered into by and among Tesoro Corporation (the “Borrower”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders party hereto and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders party hereto hereby agree as follows:
     1. Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Alternate Base Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
“Alternate Base Rate” means, for any date, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Effective Rate plus 1/2% per annum for such day, and (iii) the Eurodollar Rate (without giving effect to the Applicable Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page 1 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.
     (b) The definition of “Applicable Fee Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
“Applicable Fee Rate” means, with respect to the Commitment Fee at any time, 0.375% per annum.
     (c) Section 1.1 of the Credit Agreement is hereby amended to insert alphabetically therein the following new defined term:
“Defaulting Lender” means any Lender, as determined by the Agent, that has (a) failed to fund any portion of its Loans or participations in Facility LCs, Non-Ratable Loans or Collateral Protection Advances within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Agent, the LC Issuer, the Non-Ratable Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Facility LCs, Collateral Protection Advances and Non-Ratable Loans, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that the mere ownership by a governmental authority of a Lender’s or its parent company’s equity interests shall not result in a Lender becoming a Defaulting Lender under this clause (ii).
     (d) Article II of the Credit Agreement is hereby amended to insert immediately at the end thereof the following Section 2.21:
Section 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a) if any Facility LCs (including Reimbursement Obligations in respect thereof), Collateral Protection Advances or Non-Ratable Loans are outstanding at the time a Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Agent (i) prepay the Non-Ratable Loans or Collateral Protection Advances, as applicable, or, if agreed by the Non-Ratable Lender or the Agent, as applicable, cash collateralize the outstanding principal amount of the Non-Ratable Loans or Collateral Protection Advances (or ratable participations therein), as applicable, of the Defaulting Lender on terms satisfactory to the Non-Ratable Lender or the Agent, as applicable, and (ii) cash collateralize such Defaulting Lender’s L/C Obligations in accordance with the procedures set forth in Sections 2.19.11 and 8.1 for so long as such Facility LCs (including Reimbursement Obligations in respect thereof) remain outstanding (with the understanding that such cash collateralization and Liens granted in respect thereof shall be deemed permitted under this Agreement pursuant to Section 6.15.1); and
(b) the Non-Ratable Lender shall not be required to fund any Non-Ratable Loan, the Agent shall not be required to fund any Collateral Protection Advance, and the LC Issuer shall not be required to issue, amend, extend, renew or increase any Facility LC unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.21(a).
     (e) Section 6.14.6 of the Credit Agreement is hereby amended in its entirety as follows:
6.14.6 Indebtedness not described in or otherwise subject to Sections 6.14.1 through 6.14.5 that is unsecured and that does not at any time exceed an aggregate amount equal to $600,000,000.
     (f) Section 6.14.7 of the Credit Agreement is hereby amended in its entirety as follows:

6.14.7 Indebtedness in an aggregate amount not to exceed $600,000,000 at any time arising under or in connection with Letters of Credit (other than Facility LCs) issued for the account of the Borrower or any Subsidiary thereof; provided, that such Letters of Credit shall either be used in connection with the Borrower’s or such Subsidiary’s acquisition of Petroleum Inventory outside of the United States of America or for general corporate purposes in the ordinary course of business.
     (g) Section 9.8 of the Credit Agreement is hereby amended in its entirety as follows:
9.8 Accounting. Except as provided to the contrary herein, all accounting terms used in the calculation of any financial covenant or test shall be interpreted and all accounting determinations hereunder in the calculation of any financial covenant or test shall be made in accordance with Agreement Accounting Principles. If any changes in US GAAP are hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the Borrower’s request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean US GAAP as of the date of such amendment. Notwithstanding the foregoing or anything to the contrary set forth herein, (x) all financial statements to be delivered by the Borrower pursuant to Section 6.1 shall be prepared in accordance with US GAAP in effect at such time and (y) all terms of an accounting or financial nature used herein or in any other Loan Document shall be construed, and all computations of amounts and ratios referred to herein or in any other Loan Document shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein.

     (h) The Pricing Schedule to the Credit Agreement is hereby amended in its entirety pursuant to the Pricing Schedule attached hereto as Exhibit A.
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:
          (a) the Agent shall have received executed copies of this Amendment from the Borrower and the Required Lenders;
          (b) the Agent shall have received a written reaffirmation of the Borrower’s and the Subsidiary Guarantors’ respective obligations under the Guaranty and the Collateral Documents in form and substance substantially similar to Exhibit B hereto;
          (c) the Agent shall have received, for the account of each Lender which delivers its executed signature page hereto by such time as is required by the Agent, an amendment fee equal to 0.125% of such Lender’s Revolving Loan Commitment under the Credit Agreement; and
          (d) the Borrower shall have paid all fees and expenses of the Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) The Credit Agreement as previously executed and amended and as amended hereby constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.
          (b) (i) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof except (x) with respect to Sections 5.5 and 5.7 of the Credit Agreement, the representations and warranties set forth in such Sections shall have been true and correct on and as of the date of the most recent Form 10-K or Form 10-Q filing, as applicable, made by the Borrower with the U.S. Securities and Exchange Commission, and (y) with respect to any other representation and warranty set forth in Article V of the Credit Agreement, to the extent such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date and (ii) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.
          (c) The modifications contemplated by this Amendment are permitted under the terms of indentures and other agreements referenced in Section 9.18 of the Credit Agreement that remain in effect as of the date hereof.
     4. Effect on the Credit Agreement.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
          (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of New York; provided, however, that if a court, tribunal or other judicial entity with jurisdiction over the Credit Agreement, this Amendment and the transactions evidenced by the Loan Documents were to disregard such choice of law, this Amendment shall be governed by and construed in accordance with the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
The remainder of this page is intentionally blank.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TESORO CORPORATION, as the Borrower
By:	/s/ GREGORY A. WRIGHT
Name:	Gregory A. Wright
Title:	Executive Vice President and Chief Financial Officer

signature page to amendment no. 2
to fourth amended and restated credit agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually, and initial LC Issuer, and as Administrative Agent
By:	/s/ J. DEVIN MOCK
Name:	J. Devin Mock
Title:	Vice President

signature page to amendment no. 2
to fourth amended and restated credit agreement

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender
By:	/s/ JOHN TODD
Name:	John Todd
Title:	Executive Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Co-Documentation Agent and as a Lender
By:	/s/ LINDA TERRY
Name:	Linda Terry
Title:	Authorized Signatory

FORTIS CAPITAL CORP., as a Co-Documentation Agent and as a Lender
By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ CASEY LOWARY
Name:	Casey Lowary
Title:	Director

FIRST COMMERICAL BANK, LOS ANGELES BRANCH, as a Lender
By:	/s/ CLIFF LIN
Name:	Cliff Lin
Title:	Vice President and General Manager

THE ROYAL BANK OF SCOTLAND plc, as a Co-Documentation Agent and as a Lender
By:	/s/ BRIAN D. WILLIAMS
Name:	Brian D. Williams
Title:	Vice President

BNP PARIBAS, as a Lender
By:	/s/ LARRY ROBINSON
Name:	Larry Robinson
Title:	Director

By:	/s/ COURTNEY KUBESCH
Name:	Courtney Kubesch
Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ DAVID GURGHIGIAN
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ MICHAEL WILLIS
Name:	Michael Willis
Title:	Managing Director

CITIBANK, N.A.,
as a Lender

By:	/s/ AMY PINCU

Name: Amy Pincu
Title: Vice President

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ RAYMOND VENTURA

Name: Raymond Ventura
Title: Deputy General Manager

NATIXIS,
as a Lender

By:	/s/ LOUIS P. LAVILLE, III

Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ DONOVAN BROUSSARD

Name: Donovan Broussard
Title: Managing Director

RZB FINANCE, LLC,
as a Lender

By:	/s/ SHIRLEY RITCH

Name: Shirley Ritch
Title: Vice President

By:	/s/ JOHN A. VALISKA

Name: John A. Valiska
Title: First Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ ANDREW OSTROV

Name: Andrew Ostrov
Title: Director

SUMITOMO MITSUI BANKING CORP.,
as a Lender

By:	/s/ MASAKAZU HASEGAWA

Name: Masakazu Hasegawa
Title: General Manager

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:	/s/ RINA SHINODA

Name: Rina Shinoda
Title: Vice President

GMAC COMMERICAL FINANCE, LLC,
as a Lender

By:	/s/ DENNIS BAELIS

Name: Dennis Baelis
Title: Managing Director

NATIONAL CITY BUSINESS CREDIT, INC,
as a Lender

By:	/s/ TODD W. MILENIUS

Name: Todd W. Milenius
Title: Vice President

PNC BANK, N.A.,
as a Lender

By:	/s/ E. NIKI STONE

Name: E. Niki Stone
Title: Vice President-PNCBC

REGIONS BUSINESS CAPITAL,
as a Lender

By:	/s/ ALAN SCHNACKE

Name: Alan Schnacke
Title: Senior Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ ANTHONY CASCIANO

Name: Anthony Casciano
Title: Managing Director

By:	/s/ JAMES TREGILLIES

Name: James Tregillies
Title: Vice President

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ CHUNG-TAEK OH

Name: Chung-Taek Oh
Title: Vice President

By:	/s/ BARBARA PAULSEN

Name: Barbara Paulsen
Title: Managing Director

COMERICA BANK,
as a Lender

By:	/s/ JOEY POWELL

Name: Joey Powell
Title: Vice President

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ SARAH CERNOSEK

Name: Sarah Cernosek
Title: Vice President

GUARANTY BANK, as a Lender
By:	/s/ KELLY L. ELMORE III
Name: Kelly L. Elmore III
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ RONALD GIBLIN
Name: Ronald Giblin
Title: Vice President

ALLIED IRISH BANKS, PLC, as a Lender
By:	/s/ MARTIN CHIN
Name: Martin Chin
Title: Senior Vice President

By:	/s/ BRENT PHILLIPS
Name: Brent Phillips
Title: Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ MARK A. SERICE
Name: Mark A. Serice
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ NANCY M. MAK
Name: Nancy M. Mak
Title: Vice President

UPS CAPITAL CORPORATION, as a Lender
By:	/s/ MICHAEL R. O'NEAL
Name: Michael R. O'Neal
Title: Senior Credit Officer

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender
By:	/s/ JULIAN VIGDER
Name: Julian Vigder
Title: AVP

BANK HAPOALIM, as a Lender
By:	/s/ JAMES P. SURLESS
Name: James P. Surless
Title: Vice President

By:	/s/ CHARLES MCLAUGHLIN
Name: Charles McLaughlin
Title: Senior Vice President

EXHIBIT A
TO
AMENDMENT NO. 2
PRICING SCHEDULE
Attached

PRICING SCHEDULE
     The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BBB- or better by S&P or Baa3 or better by Moody’s.

Applicable
Margin for
Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.50%	1.625%	1.875%	2.125%
Floating Rate	0.50%	0.625%	0.875%	1.125%
     The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the immediately preceding grid.

Applicable
Margin for
Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.625%	1.875%	2.125%	2.375%
Floating Rate	0.625%	0.875%	1.125%	1.375%
     The following shall be used to calculate the Applicable Margin for Revolving Loans during the applicable period when the Borrower’s senior long-term secured indebtedness (without giving effect to any credit enhancement) is rated lower than BB+ by S&P or Ba1 by Moody’s and the Borrower does not qualify for pricing as set forth in the two immediately preceding pricing grids.

Applicable
Margin for
Revolving Loans	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.875%	2.125%	2.375%	2.625%
Floating Rate	0.875%	1.125%	1.375%	1.625%
     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     “Level I Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, average daily Excess Availability for such fiscal quarter was greater than 45% of the average monthly Borrowing Base for such fiscal quarter.
     “Level II Status” exists at any date if, as of the last day of the applicable fiscal quarter of the Borrower, (i) the Borrower has not qualified for Level I Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 45% of the average monthly Borrowing Base for such fiscal quarter but greater than 30% of the average monthly Borrowing Base for such fiscal quarter.
     “Level III Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 30% of the average monthly Borrowing Base for such fiscal quarter but greater than 15% of the average monthly Borrowing Base for such fiscal quarter.
     “Level IV Status” exists at any date if, as of the last day of the applicable fiscal quarter, (i) the Borrower has not qualified for Level I Status, Level II Status, or Level III Status and (ii) average daily Excess Availability for such fiscal quarter was less than or equal to 15% of the average monthly Borrowing Base for such fiscal quarter.
     “Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.
The Applicable Margin shall be determined in accordance with the foregoing tables based on the Borrower’s Status for the applicable fiscal quarter. Such Status shall be determined based upon the Interim Collateral Reports and Monthly Collateral Reports delivered for such fiscal quarter. Adjustments, if any, to the Applicable Margin shall be effective five Business Days after the Agent has received all of the applicable Interim Collateral Reports and Monthly Collateral Reports. If the Borrower fails to deliver such Interim Collateral Reports and Monthly Collateral Reports to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin shall be the highest Applicable Margin set forth in the foregoing tables until the date on which such Interim Collateral Reports and Monthly Collateral Reports are so delivered. In the event that any financial statement or certificate required by Section 6.1.1, 6.1.2, 6.1.3 or 6.1.4 is shown to be inaccurate (regardless of whether this Agreement or the financing commitments are in effect), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period: (x) the Borrower shall immediately deliver to the Agent a correct certificate for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined by reference to such certificate, and (z) the Borrower shall immediately pay to the Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms hereof. This provision shall not limit any other rights and remedies of the Agent and the Lenders hereunder.

EXHIBIT B
TO
AMENDMENT NO. 2
FORM OF REAFFIRMATION
Attached

AFFIRMATION OF LOAN DOCUMENTS
          Reference is hereby made to the Fourth Amended and Restated Credit Agreement, dated as of May 11, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.
          Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to Fourth Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
          Each reference to the “Credit Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
Dated: May 28, 2009
*******

GOLD STAR MARITIME COMPANY		TESORO NORTHSTORE COMPANY
TESORO ALASKA COMPANY
TESORO AVIATION COMPANY
TESORO COMPANIES, INC.		By:	/s/ CHARLES S. PARRISH
TESORO ENVIRONMENTAL RESOURCES COMPANY		Name: Charles S. Parrish
TESORO FAR EAST MARITIME COMPANY		Title: Executive Vice President, General
TESORO FINANCIAL SERVICES HOLDING COMPANY		Counsel and Secretary
TESORO HAWAII CORPORATION		SMILEY’S SUPER SERVICE, INC.
TESORO MARITIME COMPANY
TESORO REFINING AND MARKETING COMPANY		By:	/s/ P. SCOTT RAMMELL
TESORO TRADING COMPANY		Name: P. Scott Rammell
TESORO VOSTOK COMPANY		Title: Vice President, General Counsel and Secretary
TESORO WASATCH, LLC
TESORO SIERRA PROPERTIES, LLC
TESORO SOUTH COAST COMPANY, LLC
TESORO WEST COAST COMPANY, LLC
By:	/s/ GREGORY A. WRIGHT

Name: Gregory A. Wright
Title: Executive Vice President and Chief Financial Officer
SIGNATURE PAGE TO AFFIRMATION OF LOAN DOCUMENTS